UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2003

ESPERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16033	38-3419139

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3621 South State St., 695 KMS Place, Ann Arbor, MI 48108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (734) 332-0506

SIGNATURES
EXHIBIT INDEX
Press Release dated 10/20/03

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is being furnished pursuant to Item 12 of Form 8-K:

Exhibit 99.1 Press Release dated October 20, 2003 of Esperion Therapeutics, Inc.

Item 12. Results of Operations and Financial Condition.

On October 20, 2003, Esperion Therapeutics, Inc. issued a press release reporting financial results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPERION THERAPEUTICS, INC.

By:	/s/ Roger S. Newton
Name: Roger S. Newton, Ph.D
Title: President and Chief Executive Officer

Dated: October 20, 2003

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT DESCRIPTION

Exhibit 99.1	Press Release dated October 20, 2003 of Esperion Therapeutics, Inc.